UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2010

CHINA YIDA HOLDING, CO.
(Exact name of registrant as specified in its charter)

Delaware	000-26777	50-0027826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28/F Yifa Building
No. 111 Wusi Road
Fuzhou, Fujian, P. R. China
 (Address of principal executive office) (Zip Code)

909-843-6358
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 23, 2010, China Yida Holding, Co. (the “Company”) issued a press release regarding its financial results for the three months ended June 30, 2010.  A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On August 23, 2010, the Company held an earning conference call discussing its financial results for the three months ended June 30, 2010 and current events. A transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Exhibits

99.1	Press Release of China Yida Holding, Co. dated August 23, 2010.
99.2	Transcript of China Yida Holding, Co. Earning Conference Call on August 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YIDA HOLDING, Co.

By:	/s/Minhua Chen
Name:	Minhua Chen
Title:	Chief Executive Officer
Dated:	August 27, 2010